UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

STARBUCKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)

(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On January 21, 2004, Starbucks Corporation issued an earnings release announcing its financial results for the 13 weeks ended December 28, 2003. A copy of the earnings release is attached as Exhibit 99.1.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION

Dated: January 21, 2004
	By:	/s/ MICHAEL CASEY

Michael Casey
executive vice president and chief financial officer

Signing on behalf of the registrant and as principal financial officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release of Starbucks Corporation dated January 21, 2004.

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